Sandler O’Neill & Partners East Coast Financial Services Conference November 13-14, 2013 Chris Oddleifson President and Chief Executive Officer Denis Sheahan Chief Operating Officer Robert Cozzone Chief Financial Officer and Treasurer Exhibit 99.1

• Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $4.7 B* • Deposits: $5.0 B* • $AUA: $2.2 B • Market Cap: $0.8 B* • NASDAQ: INDB Who We Are 2 *proforma to include amounts relating to the anticipated acquisition of Mayflower Bancorp, Inc.

• Track record of consistent, solid performance • Robust growth from new and existing customers • Expanding/strengthening footprint and share • Rockland Trust brand resonating in local markets • Disciplined risk management culture • Strong capital position • Raising the bar on operational excellence Key Messages 3

Company Footprint 4 Rank 2013 1 19.7% 44% Rank 2013 6 3.9% 18% Rank 2013 4 9.9% 14% Rank 2013 9 5.9% 12% Rank 2013 23 1.0% 11% Rank 2013 45 0.3% 1% Worcester County Middlesex County Norfolk County % of INDB Dep.Share Barnstable County (Cape Cod) Market Plymouth County Bristol County Source: SNL Financial; Deposit/Market Share data as of June 30, 2013. (Includes Credit Unions) * Includes the acquisition of Mayflower Bancorp, Inc. which is expected to close in November 2013, as well as pending branch closures 77 Branches* Commercial Lending and Investment Management Center 78 Branches* Standalone Commercial Lending and Investment Management Centers

• Excellent organic loan and core deposit growth • Very successful customer acquisition campaigns • Growing franchise value via sensible acquisitions • Expanded presence in the Boston market • TBV steadily rising – up 14% in past 2 years • Multiple 3rd party recognition of excellence Recent Accomplishments 5

Strong Fundamentals Driving Performance 6 40.3 45.5 47.1 33.4 40.9 2010 2011 2012 YTD 12 YTD 13 Operating Earnings ($ Mil.) +23% Diluted EPS $1.90 $2.12 $2.16 $1.54 $1.78 +13% +4% • Healthy comm’l loan growth • Core deposits up to 85% • Growing wealth mgmt. • Double digit fee income growth • Solid asset quality vs. peers • Strong capital • Core ROA of 1.0% (3Q 13)

Robust Core Business Generation ($ Mil.) 7 497 897 2009 2012 Comm’l Loan Originations 541 668 2009 2012 Consumer Loan Originations (Resi’s & Home Eq.) +22% CAGR +7% CAGR 9/13 vs. 9/12 9/13 vs. 6/13 ↑ 14% ↑ 4% annualized ↑ 1% ↑ 6% annualized Comm’l Loan $ Bal. Home Equity $ Bal. Growth

Strong Commercial and Industrial Loan Growth ($ Bal.-mil.) 8 374 503 576 688 756 2009 2010 2011 2012 3Q 13 +21% CAGR Adding High Quality Corporate Customers Yr. end

Attractive Balance Sheet Profile (3Q13) Sec./ST Inv. 14% Resi Mtges 10% Home Eq 15% Comm'l Loans 61% EARNING ASSETS $5.3 B AVG. YIELD: 3.88% Very Focused On Containing Deposit Costs Shift Towards Higher Yielding Assets Demand Deposits 28% Money Market 19% Savings/Now 38% CD's 15% TOTAL DEPOSITS $4.8 B AVG. COST: 0.23% 9

Investment Management – High Priority Growth Business 10 • Growing source of fee revenues • Expanding investment center locations • Strong feeder business from Bank • Cross-sell opportunity in acquired bank markets $ mil. 2006 3Q 13 Assets under Admin. 816$ + 164% 2,156$ Revenues 6.1$ + 143% 14.8$ (2012) 2.4 (YTD 13)

Sustaining Business Momentum 11 Business Line Focal Points •Expand Market Presence •Grow C&I Client Base •Expand Specialty Products, e.g. ABL Commercial •Continue to Drive Household Growth •Expand Electronic Banking Platform •Optimize Branch Network Retail Delivery •Capitalize on Strong Market Demographics •Expand Investment Centers •Continue Strong Branch/Commercial Referrals Investment Management •Continue Aggressive H.E. Marketing •Scalable Resi Mortgage Origination Platform Consumer Lending

Net Interest Margin Fairly steady over various rate cycles Current low rate environment adding pressure 12 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 3Q06 3Q07 3Q08 3Q09 3Q10 3Q11 3Q12 3Q13 Fed Funds NIM (FTE) 5 yr SWAP

Prudent Balance Sheet Management Positioned for Rising Rates 13 -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Year 0 Year 1 Year 2 % I n c rea s e o n Net I n te rest In com e Interest Rate Sensitivity Down 100 Up 200 Up 400 Flat Up 500

Asset Quality – Well Managed 23.1 29.0 28.8 37.9 2010 2011 2012 3Q 13 NPL’s ($ Mil.) 14.8 9.5 9.7 4.8 5.3 2010 2011 2012 YTD 13 Net Chargeoffs ($ Mil.) customer fraud 14.5 NPL/Loan % 0.65% 0.76% 0.64% 0.83% Peers 2.13%* Loss Rate 43bp 26bp 36bp 16bp Peers 31bp* * Source: FFIEC Peer Group 2; $3-10 Billion in Assets, June 30, 2013 Incl. 90 days + overdue 14

Strong Capital 15 8.2% 8.6% 8.7% 8.6% 2010 2011 2012 3Q13 Tier 1 Leverage % 6.9% 7.2% 6.9% 7.2% 2010 2011 2012 3Q13 Tangible Common %(1) (1)Includes tax deductibility of certain goodwill • Strong internal capital generation • No external capital raising • No dividend cuts $14.86 $16.21 $17.00 $18.06 2010 2011 2012 3Q13 Tangible Book Value(1) (Period end)

Attentive to Shareholder Returns 16 $0.68 $0.72 $0.72 $0.72 $0.76 $0.84 $0.66 2007 2008 2009 2010 2011 2012 YTD 13 Cash Dividends Declared Per Share

Mayflower Bancorp. (MFLR) Acquisition Strategic Rationale • Attractive financial return: 1-2% EPS accretive • Strengthens #1 share in a key market • Valuable source of liquidity: $200+MM deposits • Excellent fit with Rockland brand • Low risk transaction to create future value 17

Investment Management Commercial Banking Retail/ Consumer • $2.2 Bil. AUA • Wealth/Institutional • Sophisticated products • Expanded presence • Knowledgeable bankers Central Bancorp. & Mayflower Bancorp. Customer Base Capitalizing on Rockland Trust Brand • Highly-rated customer satisfaction • Electronic banking • Home equity INDB Winning Businesses – Major Opportunities 18

Building Franchise Value 19 All Acquisitions Immediately Accretive Deal Value: $17MM 11% Core Dep. Premium* Falmouth Bancorp Jul ‘04 $158mm Assets $137mm Deposits 4 Branches Deal Value: $102MM 17% Core Dep. Premium* Slade’s Ferry Bancorp Mar ‘08 $630mm Assets $411mm Deposits 9 Branches Deal Value: $84.5MM 2% Core Dep. Premium* Benjamin Franklin Bancorp. Apr ‘09 $994mm Assets $701mm Deposits 11 Branches Deal Value: $52.0MM 8% Core Dep. Premium* Central Bancorp. Nov ‘12 $537mm Assets $357mm Deposits 10 Branches Disciplined Acquisitions *Incl. CD’s <$100k **Estimated closing date Deal Value: $37.2MM 7% Core Dep. Premium* Mayflower Bancorp. Nov’13** $261mm Assets $236mm Deposits 8 Branches

2013 Outlook – Key Expectations Original (Jan ‘13) Current (YTD ‘13) E.P.S. (Operating) $2.28 - $2.38 Upper end of range expected Loan Growth + 4 - 5% +1% Deposit Growth +3 - 4% +5% Net Int. Margin FY: Mid 3.50s% YTD: 3.53% (3Q: 3.43%) Non Int. Income +6 - 8% +16% Net Chargeoffs $10 - 14 MM $5.3 MM 20

Business Intelligence/Knowledge Management • Further leverage analytics to drive business results • Grow and deepen quality customer relationships • Better align sales, marketing, and relationship management Process Improvement • Focused on cost and quality of delivery • Elevate the customer experience • Embed culture of continuous improvement Raising the Bar on Operational Excellence Key Initiatives 21

• High quality franchise in attractive markets • Strong organic business volumes • Operating platform that can be leveraged further • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team • Positioned to grow, build, and acquire to drive long- term value creation INDB – Investment Merits 22

NASDAQ Ticker: INDB www.rocklandtrust.com Robert Cozzone – CFO & Treasurer Shareholder Relations: (781) 878-6100 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.